UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2005
                                                            -----------

                            Georgetown Bancorp, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Federal                       0-51102                 20-2107839
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


2 East Main Street, Georgetown, MA                                     01833
----------------------------------------                            ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (978) 352-8600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02       Departure of Directors or Principal  Officers;  Election of
                -----------------------------------------------------------
Directors;  Appointment of Principal Officers
---------------------------------------------

         On May 3, 2005, Georgetown Savings Bank (the "Bank"), the subsidiary of Georgetown Bancorp, Inc., announced the appointment of Robert G. Rivard as Vice President/Senior Loan Officer. Mr. Rivard will assume responsibility for all residential and commercial lending activities of the Bank.

         For further information, see the Bank's press release dated May 3, 2005, which is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(a)  Financial statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     The following exhibit is attached as part of this report:

     99.1     Press release of Georgetown Savings Bank dated May 3, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GEORGETOWN BANCORP, INC.



DATE: May 4, 2005                      By: /s/ Robert E. Balletto
                                           -------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX

       Exhibit No.      Description
       -----------      -----------

         99.1           Press release of Georgetown Savings Bank dated
                        May 3, 2005.